Exhibit 23

                                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                                     -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this Registration
Statement of our report dated October 9, 2000, included in the Annual Report on Form 10-K of National Service
Industries, Inc. for the fiscal year ended August 31, 2000 and to all references to our firm included in this
Registration Statement.

                                                    /s/Arthur Andersen LLP

Atlanta, Georgia
March 19, 2001